UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2026
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On August 13, 2026, Tyson Foods, Inc. (the “Company”) issued a press release announcing that it will end operations at its beef facility in Joslin, Illinois and at its beef and pork case-ready facility in Eagle Mountain, Utah. In addition, the Company is pursuing the sale of its beef facility in Pasco, Washington. The Company plans to add a second shift at its beef facility in Amarillo, Texas as cattle become available.
A copy of the press release is furnished as Exhibit 99.1, and the information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Item 7.01 or Exhibit 99.1 in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 13, 2026
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 13, 2026	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

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